EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES OXLEY ACT OF 2002
This certification is provided pursuant to section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the annual report on Form 10-K (the “Form 10-K”) for the year ended June 30, 2005 of Craftmade International, Inc. (the “Company”).
I, James R. Ridings, the Chairman of the Board, President and Chief Executive Officer of the Company certify that, to my knowledge:
1.	the Form 10-K fully complies with the requirements of Section 13(a) or 15(d) as applicable, of the Securities Exchange Act of 1934; and
2.	the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Form 10-K.

Date: September 20, 2005	/s/ James R. Ridings

James R. Ridings
Chairman of the Board and Chief Executive Officer
The foregoing certification is being furnished as an exhibit to the Form 10-K pursuant to Item 601(b) (32) of Regulation S-K and Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and, accordingly, is not being filed as part of the Form 10-K.